                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        COSMO COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

     2.  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

     4.  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

     5.  Total fee paid:

       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1.  Amount Previously Paid:

       -------------------------------------------------------------------------

     2.  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

     3.  Filing Party: COSMO COMMUNICATIONS CORPORATION

       -------------------------------------------------------------------------

     4.  Date Filed: June 7, 2001

       -------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS ABOUT THE PROPOSAL....................    1
SUMMARY.....................................................    4
  Overview..................................................    4
  The Company...............................................    4
  The Special Meeting.......................................    4
  Record Date and Quorum Requirement........................    4
  Voting Procedures.........................................    4
  Recommendations...........................................    5
  Opinion as to Fairness....................................    5
  Historical Market Information.............................    5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................    5
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING
  INFORMATION...............................................    6
THE SPECIAL MEETING.........................................    6
  Date, Time and Place of the Special Meeting...............    6
  Matters to Be Considered at the Special Meeting...........    6
  Background................................................    7
  Proxy Solicitation........................................    8
  Record Date and Quorum Requirement........................    8
  Voting Procedures.........................................    8
  Revocation of Proxies.....................................    8
  Other Matters to Be Considered............................    9
  The Board's Recommendation................................    9
  Intended Business Plans for Cosmo Following Completion of
     the Acquisition........................................    9
  Certain Effects of Adoption of the Proposal...............   10
OTHER MATTERS...............................................   10
WHERE YOU CAN FIND MORE INFORMATION.........................   10


EXHIBIT A PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION FOR
           COSMO COMMUNICATIONS CORPORATION



EXHIBIT B FAIRNESS OPINION

                        COSMO COMMUNICATIONS CORPORATION

                     ---------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD TUESDAY, JUNE 19, 2001

                    ---------------------------------------

TO THE STOCKHOLDERS OF COSMO COMMUNICATIONS CORPORATION:

     A Special Meeting of Stockholders of Cosmo Communications Corporation will be held at the offices of our Canadian subsidiary located at 106 Ferrier Street, Markham, Ontario, Canada, L3R 2Z5 on Tuesday, June 19, 2001, at 2:00 p.m. local time, to consider and vote upon a proposal to approve and adopt an amendment of our Articles of Incorporation to increase the authorized number of shares of our common stock from 4,000,000 to 50,000,000 shares.

     The above proposal is more fully described in the attached Proxy Statement. Only stockholders of record at the close of business on June 4, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed Proxy, which is solicited by the Board of Directors of Cosmo Communications Corporation, to ensure that your shares are represented at the meeting. Stockholders who attend the meeting may revoke their Proxies and vote their shares in person.

                                          By Order of the Board of Directors,

                                          CAROL ATKINSON
                                          Secretary

Date: June 7, 2001

                        COSMO COMMUNICATIONS CORPORATION


                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 2001



     This Proxy Statement is dated June 7, 2001, and is first being mailed to Cosmo Stockholders on or about June 7, 2001. The Board of Directors of Cosmo is soliciting your proxy for a special meeting and any adjournments and/or postponements thereof.


                    QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

Q: WHAT IS THE PROPOSAL THAT WILL BE DISCUSSED AND VOTED UPON AT THE MEETING?


A: The Board of Directors of Cosmo Communications Corporation ("us" or "Cosmo") is presenting to our stockholders a proposal (the "Proposal") to increase the authorized number of shares of our capital common stock from 4,000,000 to 50,000,000 shares.



   The Proposal is necessary to complete a series of transactions, described in detail later in this Proxy Statement, which results in a change of control of Cosmo from Amancio Victor Suarez, Amancio J. Suarez and Carlos Ortego (collectively, the "Suarez Group") to Master Light Enterprises Ltd., a Hong Kong corporation ("Master Light"), which is a subsidiary of Starlight International Holdings, Ltd. ("Starlight International"). Starlight International is listed on the Hong Kong stock exchange and is a holding company that owns and operates a number of subdivisions engaged in the manufacture, sale and distribution of consumer electronics products worldwide.



   On January 23, 2001, Master Light acquired 1,347,420 shares of our common stock from the Suarez Group, representing 49.11% of our total issued and outstanding shares of common stock. In order to provide the needed capital for us to continue our business, Master Light has agreed, subject to approval of the Proposal at the Special Meeting, to inject $949,317 into our company, through a combination of cash and debt conversions, for which it will receive an additional 18,253,825 shares of our common stock. The consummation of this transaction will increase Master Light's total ownership interest in Cosmo to 84.9%, thereby reducing all of our other stockholders' interests to an aggregate of 15.1%. The series of transactions pursuant to which Master Light acquires 84.9% of Cosmo's common stock is sometimes referred to herein as the "Master Light Acquisition."



   The Proposal is described in further detail in this Proxy Statement. Copies of certain documents described in this Proxy Statement are attached as Appendices at the back of this Proxy Statement.


Q: WHAT ARE THE SPECIFIC ITEMS I AM BEING ASKED TO VOTE UPON?


A: You are being asked to approve the Proposal to increase the authorized number of shares of our capital common stock from 4,000,000 to 50,000,000 shares. THE CURRENT BOARD OF DIRECTORS OF COSMO HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS VOTING FOR ITS APPROVAL.


Q: WHAT DO STARLIGHT AND MASTER LIGHT DO?

A: Master Light's parent company, Starlight International, and its subsidiaries, are principally engaged in the manufacturing, marketing, sale and distribution of consumer electronics products worldwide both through its own label and through OEM channels. Their major products include MP3 players, television sets, CD players, VCR machines, electronic clocks, clock radios and combination products such as clock/radio/telephone units.

Q: HOW DID MASTER LIGHT OBTAIN ITS OWNERSHIP INTEREST IN COSMO?

A: The initial purchase of 1,347,420 shares of Cosmo's common stock from the Suarez Group, its principal stockholders, was consummated effective as of January 23, 2001. This acquisition gave Master Light a 49.11% ownership interest in Cosmo.


Q: WHAT WILL HAPPEN WHEN THE PROPOSAL IS APPROVED AT THE STOCKHOLDER MEETING?


A: Once the Proposal is adopted at the Special Meeting, Master Light will purchase additional shares equaling approximately 35.79% of the issued and outstanding stock of Cosmo, which will result in Master Light owning an aggregate of 84.9% of the total issued and outstanding shares of Cosmo. At that point, Master Light will have sufficient voting power to approve or veto any action brought before the stockholders and to direct every aspect of our management, business and operations in the foreseeable future. In consideration for the additional shares, Master Light will pay a total purchase price of $949,317, of which $400,000 plus accrued interest will be discharged through the satisfaction of an existing secured loan given by Master Light to Cosmo during fiscal year 2000 and the balance will be paid in cash. Once the acquisition is completed, it is anticipated that Master Light, through its relationship as a member of the Starlight Group of companies, will provide enhanced management, distribution and resources to Cosmo to grow its business in the United States and internationally.


Q: WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE FOR THE PROPOSAL?


A: In the opinion of our Board of Directors, the terms and provisions of the agreement with Master Light are fair to, and in the best interests of, Cosmo and Cosmo's stockholders. Accordingly, the Board of Directors has unanimously approved the increase in Cosmo's authorized number of shares of our capital common stock from 4,000,000 to 50,000,000 shares.


Q: WHEN DO YOU EXPECT THE MASTER LIGHT ACQUISITION TO BE COMPLETED?


A: It is currently anticipated that we will complete the Master Light acquisition immediately following the stockholders' meeting to which this Proxy relates. However, we cannot assure you as to when or if the acquisition will occur.


Q: WHAT DO I NEED TO DO NOW?

A: Simply indicate on your proxy card how you want to vote, then sign, date and mail it in the enclosed envelope as soon as possible, so that your shares will be represented at the Special Meeting. Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the Proposal.

Q: WHAT HAPPENS IF I DON'T RETURN A PROXY CARD?

A: The failure to return your proxy card will have the same effect as voting against the Proposal.


Q: WHAT OTHER MATTERS WILL BE VOTED ON AT THE SPECIAL MEETING?

A: As of the date of this Proxy Statement, we know of no other business to be presented at the Special Meeting.


Q: MAY I VOTE IN PERSON?

A: Yes. You may attend the Special Meeting and vote your shares in person, rather than signing and mailing your proxy card.

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?


A: Yes. You may change your vote at any time before your proxy is voted at the Special Meeting by following the instructions detailed in the section entitled "Voting and Revocation of Proxies" on page 8.

   Before your proxy is voted, you may submit a new proxy or you may attend the Special Meeting and vote in person.


Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
   SHARES FOR ME?


A: Your broker will vote your shares only if you provide instructions on how to vote. You should instruct your broker how to vote your shares by following the directions provided by your broker. If you do not provide instructions to your broker, your shares will not be voted and they will be counted as votes against the Proposal.


Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have additional questions about the Proposal, you should contact:

        Carol Atkinson, Director
        95 Collins Drive
        Marlboro, MA 01752

                                    SUMMARY


     THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A MORE COMPLETE UNDERSTANDING OF THE PROPOSAL AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE PROPOSAL, YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND THE OTHER AVAILABLE INFORMATION REFERRED TO IN "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 10.


OVERVIEW


     We are furnishing this Proxy Statement to allow the Cosmo stockholders to consider and vote on approval and adoption of the Proposal to increase the authorized number of shares of our capital common stock from 4,000,000 to 50,000,000 shares. The Proposal is further described on page 8 of this Proxy Statement.



THE COMPANY



Cosmo Communications Corporation
106 Ferrier Street
Markham, Ontario
Canada L3R 2Z5
Tel: 905-940-0560



     Cosmo Communications Corporation, a Florida corporation, imports, markets and distributes in the United States, Canada and Latin America consumer electronic products. Cosmo has incurred net losses for the past three fiscal years. Cosmo faces intense competition in the consumer electronics industry. Due to price competition in 1999, Cosmo scaled back US operations and focused on Canada, South America and Central America. The Master Light Acquisition will provide us with much needed capital through the injection of cash and the forgiveness of indebtedness in exchange for the acquisition of an aggregate of 18,253,825 shares of our common stock, representing 84.9% of our issued and outstanding capital stock. Master Light, together with its parent and sister companies, is primarily engaged in manufacturing, marketing and distributing consumer electronics products worldwide. Its major products include MP3s, televisions, CD players, and other audio visual equipment, and are marketed through its own label and OEM channels. Our Board of Directors believes that the synergy created by the affiliation of Cosmo with the Starlight Group will benefit Cosmo.


THE SPECIAL MEETING (SEE PAGE 6)


     The Special Meeting will be held on June 19, 2001, at 2:00 p.m., local time, at the offices of our Canadian subsidiary located at 106 Ferrier Street, Markham, Ontario, Canada. At the Special Meeting, you will be asked to consider and vote upon the Proposal.


RECORD DATE AND QUORUM REQUIREMENT (SEE PAGE 8)


     Our common stock is our only outstanding voting security. Our Board of Directors has fixed the close of business on June 4, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting. If you held Cosmo common stock at the close of business on the record date, you are entitled to one vote for each share you hold on each matter submitted to a vote of stockholders. At the close of business on the record date, there were 2,743,625 shares of our common stock issued and outstanding held by 422 holders of record.



VOTING PROCEDURES (SEE PAGE 8)

     Approval of the Proposal by our stockholders will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock. You can vote your shares by attending the Special Meeting and voting in person or by mailing the enclosed proxy card.

RECOMMENDATIONS (SEE PAGE 9)



     The Board of Directors has unanimously determined that the increase in Cosmo's authorized number of shares of our capital common stock from 4,000,000 to 50,000,000 shares is advisable and fair to you and in your best interest. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE PROPOSAL.


OPINION AS TO FAIRNESS


     Prior to the initial purchase of the Suarez Group's shares by Master Light, Cosmo retained a financial advisor to render an opinion as to the fairness, from a financial point of view, of the terms of the Master Light Acquisition. The advisor issued a report stating that the Proposal terms are fair to Cosmo's stockholders. The report is attached as Exhibit B to this Proxy Statement.


HISTORICAL MARKET INFORMATION


     There is no active market for our common stock. Our common stock is sporadically traded on a workout basis in the over-the-counter market. Since our inception, we have never declared nor paid any cash dividends on our common stock. As of June 1, 2001, the closing price of our common stock was $0.05.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



     The following table sets forth certain information regarding ownership of our common stock, as of May 29, 2001 by each person known to us to own beneficially more than 5% of our outstanding common stock, by each person who is an officer or director of Cosmo and by all directors and officers of Cosmo as a group.



     The information contained in the table was furnished by the persons listed therein. The calculations of the percent of shares beneficially owned are based on 2,743,625 shares of common stock outstanding on May 29, 2001 plus with respect to each such person the number of additional shares that will be outstanding upon exercise of the warrants and options exercisable within sixty
(60) days set forth herein.



                                                      BENEFICIAL OWNERSHIP    CURRENT PERCENT
NAME AND ADDRESS                                        OF COMMON STOCK          OF CLASS
----------------                                      --------------------    ---------------
Jose Aldariz........................................         200,000                7.29%
  c/o Cargil International Corp.
  6812 N.W. 77th Court
  Miami, Fl 33166
Philip Lau..........................................       1,347,420(1)            49.11%
  5/F, Shing Dao Industrial Building Securities
  232 Aberdeen Main Road, 5th Floor
  Hong Kong
Amancio Victor Suarez...............................         235,090(2)             8.57%
  2828 Carol Way
  Miami, FL 33145
All Directors and Executive Officers as a Group (3
  persons)..........................................       1,347,420(1)            49.11%

---------------
(1) Includes 1,347,420 shares owned by Master Light Enterprises, Ltd., of which Mr. Lau is the ultimate sole stockholder.

(2) Includes 10,000 shares owned of record by Mr. Suarez and his wife, Hilda Suarez.

          CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

     Cosmo cautions you that this Proxy Statement, the information incorporated in this Proxy Statement by reference and other statements Cosmo makes from time to time, contain statements that may constitute "forward-looking statements." Those statements include statements regarding Cosmo's intent, belief or current expectations, as well as the assumptions on which those statements are based. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by forward-looking statements. Except as required by law, Cosmo undertakes no obligation to update or revise forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events or changes to future operating results over time. You are cautioned not to place too much reliance on such statements.

     When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," and "should" and similar expressions, are intended to identify forward-looking statements. Such statements reflect the current view of Cosmo with respect to future events, including the completion of the Acquisition transaction, and are subject to numerous risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of Cosmo to be materially different from any future results, performance or achievements that may be expressed or implied by the forward-looking statements, including, among others:

     - the failure of stockholders to approve the Proposal;

     - general economic or market conditions;

     - changes in business strategy;

     - the availability of financing on acceptable terms to fund future operations;

     - competitive conditions in Cosmo's markets;

     - risks associated with the development, acquisition and operation of Cosmo by Master Light; and,

     - various other factors, both referenced and not referenced in this proxy statement including those discussed in Cosmo's periodic and other filings with the SEC.

     Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected, planned or intended.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE OF THE SPECIAL MEETING


     The Special Meeting will be held on Tuesday, June 19, 2001 at 2:00 p.m., local time at the offices of our Canadian subsidiary located at 106 Ferrier Street, Markham, Ontario, Canada.


MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING


     The purpose of the Special Meeting is for the stockholders of Cosmo to consider and vote upon the Proposal to increase the authorized number of shares of our capital common stock from 4,000,000 to 50,000,000 shares.



     As more fully described below, the purpose of the Proposal is to make available additional shares of the common stock to consummate the Master Light Acquisition and for future corporate issuances if Cosmo determines to seek additional equity financing, to enter into stock-based acquisitions or ventures, or to establish additional employee or director equity compensation plans or arrangements. Cosmo has no present plan to issue the additional shares of common stock to be authorized pursuant to the Proposal, except for the additional 18,253,825 shares to be issued to Master Light as described in this Proxy Statement.

     As indicated below, the Board of Directors strongly believes that the Proposal is in the best interests of Cosmo and its stockholders. Under Florida law and Cosmo's Articles of Incorporation, the Proposal must be approved by both the Board of Directors and the holders of a majority of Cosmo's outstanding common stock. Because of this requirement, abstentions and broker non-votes on such Proposal will have the same effect as a vote against the Proposal. The Board of Directors has unanimously approved the Proposal.



     Once the Proposal is adopted by the stockholders and the directors, Cosmo will file a Articles of Amendment with the Florida Secretary of State amending Cosmo's Articles of Incorporation in accordance with the Proposal. The text of the proposed amendment is attached as Exhibit A to this Proxy Statement.



     Our Board of Directors has determined that the Proposal is advisable and is fair to, and in the best interests of, Cosmo and the stockholders of Cosmo and has unanimously approved and adopted the Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF COSMO VOTE FOR APPROVAL AND ADOPTION OF THE PROPOSAL.



BACKGROUND

     Under Cosmo's Articles of Incorporation as presently in effect, it has only 4,000,000 shares of authorized common stock. As of the mailing date of this Proxy Statement, 2,743,625 shares of our common stock were issued and outstanding.



     The purpose of this Proposal to increase the number of authorized shares is
(1) to have sufficient shares available for Master Light to consummate the acquisition described above, which includes the issuance of an additional 18,253,825 shares of Cosmo's common stock at a purchase price of $949,317 and
(2) to have a reserve of authorized but unissued shares available for issuance in the future in the event that Cosmo determines to enter into strategic joint ventures or collaborative business arrangements, to seek additional equity financing or to establish additional employee or director equity compensation plans or arrangements.



     Cosmo may in the future enter into strategic joint ventures or other collaborative business arrangements with licensees, suppliers, distributors and other parties with whom we do business. Certain such transactions could involve an equity investment in Cosmo or the issuance of stock options, warrants or other securities convertible into or exercisable or exchangeable for shares of common stock. We may also in the future determine that it is necessary or desirable to seek additional equity financing through a public offering or private placement of common stock or other securities, including debt securities, convertible into or exercisable or exchangeable for shares of common stock. The authorization of additional shares of common stock pursuant to this Proposal will permit Cosmo to seek such additional equity financing when and if market conditions are advantageous without the delay and uncertainty inherent in obtaining future stockholder approval for the authorization of additional shares of common stock in order to permit such financing. For example, the cost, prior notice requirement and delay involved in obtaining stockholder approval at the time that a transaction may become desirable could make it difficult or impossible to effect the transaction. The additional shares of common stock, together with other authorized and unissued shares, generally would be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law or by the rules of the stock exchange on which Cosmo's securities may then be listed. Cosmo has no present plans to issue new equity other than the additional 18,253,825 shares to be issued to Master Light as described in this Proxy Statement and an additional 2,090,000 to be issued to certain stockholders of Cosmo, including the Suarez Group, in consideration for the conversion of outstanding indebtedness, all in connection with Master Light Acquisition. However, it is possible the Board of Directors may decide to do so in the future if additional capital can be obtained under favorable terms or if a favorable acquisition or business venture opportunity should arise.



     If the Proposal were not adopted by our stockholders and directors, and the acquisition by Master Light were not completed, there could be no assurance that we could continue as a viable going concern.

PROXY SOLICITATION


     The Board of Directors is soliciting your proxy pursuant to this Proxy Statement. All expenses incurred in connection with solicitation of the enclosed proxy will be paid by Cosmo. Officers and directors of Cosmo may solicit proxies in person or by telephone. They will be compensated at their normal rates for their services. Cosmo has requested brokers and nominees who hold stock in Cosmo in their names to furnish this Proxy Statement to their customers and Cosmo will reimburse these brokers and nominees for their related out-of-pocket expenses. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about June 7, 2001.


RECORD DATE AND QUORUM REQUIREMENT


     The Cosmo common stock is the only outstanding voting security of Cosmo. The Board of Directors has fixed the close of business on June 4, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting. If you held Cosmo common stock at the close of business on the record date, you are entitled to one vote for each share you hold on each matter submitted to a vote of stockholders. At the close of business on the record date, there were 2,743,625 shares of Cosmo common stock issued and outstanding held by 422 holders of record.


     The holders of a majority of the outstanding shares entitled to vote at the Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. Abstentions are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

VOTING PROCEDURES

     Approval of the Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Cosmo common stock entitled to vote at the Special Meeting. If you fail to vote, or vote to abstain, it will have the same legal effect as a vote cast against approval of the Proposal. Your broker and, in many cases, your nominee, will not have discretionary power to vote on the Proposal to be voted upon at the Special Meeting. Accordingly, you should instruct your broker or nominee how to vote. A broker non-vote will have the same effect as a vote against the Proposal.

     If there are insufficient votes to approve the Proposal at the Special Meeting, your proxy may be voted to adjourn the Special Meeting in order to solicit additional proxies in favor of approval of the Proposal if you voted in favor of the Proposal or gave no voting instructions. If the Special Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy. Your proxy may be voted this way even though it may have been voted on the same or any other matter at a previous Meeting.


REVOCATION OF PROXIES


     You may revoke your proxy at any time before it is exercised by (i) filing with the Secretary of Cosmo an instrument revoking it, (ii) submitting a properly executed proxy bearing a later date or (iii) voting in person at the Special Meeting. Subject to such revocation, all of your shares represented by a properly executed proxy received by the Secretary of Cosmo will be voted in accordance with your instructions, and if no instructions are indicated, will be voted to approve and adopt the Proposal and in such manner as the persons named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

     Your shares will be voted by proxy at the Special Meeting if your proxy card is properly signed, dated and received by the Secretary of Cosmo prior to the Special Meeting.

OTHER MATTERS TO BE CONSIDERED


     Other than the Proposal, no other matters will be brought before the stockholders for a vote at the Special Meeting.


THE BOARD'S RECOMMENDATION


     The Board of Directors of Cosmo reviewed and evaluated the Proposal, and unanimously recommends that the stockholders of Cosmo approve the Proposal. In approving the Proposal, the Board has determined that the increase in the authorized number of shares of our capital common stock from 4,000,000 to 50,000,000 shares is advisable, fair and in the best interests of Cosmo and its stockholders.





     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL.


INTENDED BUSINESS PLANS FOR COSMO FOLLOWING COMPLETION OF THE ACQUISITION


     The acquisition of the controlling interest of Cosmo by Master Light is intended as a strategic acquisition by Starlight International in order to grow its distribution and sales activities in the western hemisphere, as well as to maintain a public reporting presence in the United States, as well as in its home country of Hong Kong. During fiscal year 2001, it is the intention of Master Light to cause Cosmo to grow its business by updating the product mix it offers in the consumer electronics area in line with recent advancements in electronics technology. At the same time, Master Light intends to assist Cosmo to attempt to identify consumer electronics markets in a less price-competitive environment, which it believes will lead to Cosmo's future profitability. To that end, our management intends to begin to take the following steps:


     - We expect to upgrade our core business from low-end consumer products to higher technology consumer products in line with increasing consumer demand for such products. Cosmo's future product mix will consist of a larger proportion of digital sound and video equipment, as well as a new line of telephone accessories for the cellular phone and wireless telecommunications market.


     - We will focus our efforts to create a larger distribution and sales presence in Canada, as well as in additional markets which Starlight International feels will be less price-competitive than the traditional market in the United States. These less price-sensitive potential markets include the United Kingdom, countries in the Caribbean and certain countries in Latin America.



     - We will continue to strengthen its distribution relationship with Wal-Mart International, and will seek to expand the existing relationship developed by Cosmo with Wal-Mart Canada, through similar relationships in the potential markets identified above. Additionally, through the introduction of new product designs, improved consumer service, and additional product selection, Starlight International intends to assist Cosmo to seek out and develop relationships with additional significant retailers as potential distribution partners for Cosmo.


     - We will seek to form alliances with experienced and established manufacturers in Asia as its major suppliers of products to ensure delivery, quality control and competitive pricing in the markets in which it undertakes business.


     As part of the developing business plan for Cosmo, Master Light also intends to assist Cosmo with our brand development activities. Currently, we have been developing the brand names "Cosmo" and "Audiologic," and also hold a sub-distribution agreement to market products in Canada under the name "Memorex." Master Light also intends to assist us with the development of our existing product programs, including the supply of a new line of landline telephone accessories to a mobile phone company in Canada, and a new line of audio equipment using MP3 technology to play music downloaded over the Internet. It is believed by our management that the business synergies of Master Light (and its parent, Starlight International), and their respective contacts and relationships in Asia and elsewhere, will be of great benefit to us in meeting our planned objectives for fiscal year 2001.

CERTAIN EFFECTS OF ADOPTION OF THE PROPOSAL


     Adoption of the Proposal will permit Cosmo to complete the Master Light Acquisition of an additional 18,253,835 shares of common stock for $949,317 in new cash and assumption of debt. As a result of such acquisition, Master Light will own an 84.9% interest in Cosmo, and will have virtually total control over any action of any kind which may be presented to the stockholders and/or the directors of Cosmo.


                                 OTHER MATTERS


     As of the date of this Proxy Statement, we know of no other business to be presented at the Special Meeting. If other matters do properly come before the meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters in their sole discretion.


                      WHERE YOU CAN FIND MORE INFORMATION

     Cosmo files annual, quarterly and current reports with the SEC. You may read and copy any reports, statements or other information that Cosmo files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Cosmo public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at http://www.sec.gov.




     Statements contained in this Proxy Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete and in each instance reference is made to such contract or other document filed as an exhibit to such other document, and each such statement shall be deemed qualified in its entirety by such reference. If you would like to request documents from Cosmo, please do so at least five business days before the date of the Special Meeting in order to receive timely delivery of such documents prior to the Special Meeting.



     You should rely only on the information contained in this document to vote your shares at the Special Meeting. Cosmo has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated June 7, 2001. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitation in such jurisdiction.



DATED: June 7, 2001

                                                                       EXHIBIT A

                             ARTICLES OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                        COSMO COMMUNICATIONS CORPORATION


     Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, COSMO COMMUNICATIONS CORPORATION, a corporation organized and existing under and by virtue of the laws of the State of Florida, hereby certifies:

          FIRST: The name of the corporation is Cosmo Communications Corporation, hereinafter referred to as the "Corporation."

          SECOND: The Articles of Incorporation was filed by the Secretary of State of the State of Florida on March 17, 1983.

          THIRD: Paragraph 1 of Article III of the Corporation's Articles of Incorporation is hereby deleted in its entirety and substituted in lieu thereof is the following new Paragraph 1 of Article III:

             "The total number of shares of common stock which this corporation shall be authorized to issue is 50,000,000 shares of common stock with a par value of $0.05 per share."

          FOURTH: This Articles of Amendment of the Articles of Incorporation of the Corporation was authorized by the Board of Directors by unanimous written consent as of June 4, 2001 and adopted by a majority of the holders of all of the outstanding shares entitled to vote thereon at a Special Meeting of Shareholders of the Corporation held on June 19, 2001. The number of votes cast at the Special Meeting for the amendment by the shareholders was sufficient for approval.

     IN WITNESS WHEREOF, the undersigned has executed this Articles of Amendment of the Articles of Incorporation on behalf of the Corporation, affirming that the statements herein contained are true and correct under the penalties of
perjury this   day of June, 2001.

                                          COSMO COMMUNICATIONS CORPORATION

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT B


                                FAIRNESS OPINION

                   PACIFIC CONTINENTAL SECURITIES CORPORATION

                               INVESTMENT BANKING


MEMBER NASD - SIPC - MSRB                                       ESTABLISHED 1960
--------------------------------------------------------------------------------

                                                         CONFIDENTIAL RESTRICTED

May 31, 2000

Board of Directors
Cosmo Communications Corporation
16501 N.W. 16(th) Court
Miami, Florida 33169

Members of the Board:

     We understand that Cosmo Communications Corporation (the "Company") has entered into an agreement with Starlight International Holdings Limited and/or its subsidiaries and/or its affiliates (collectively referred to as "Starlight") where Starlight would invest One Million United States Dollars (US$1,000,000) for 26,585,008 Cosmo Voting Capital Stock ("the Agreement").

     You have asked us whether, in our opinion, the exercise price for Starlight's investment is fair from a financial point of view and as of the date hereof to the "Holders of Company Common Stock". The "Holders of Company Common Stock" shall be defined as all holders of Company Common Stock other than Starlight or any affiliates of Starlight (Holders of Company Common Stock will not be considered to be affiliates of Starlight simply by virtue of entering into the Stockholders' Agreement).

     For purposes of this opinion we have, among other things:

  (i) reviewed certain publicly available financial statements and other business and financial information of the Company and Starlight, respectively;
 (ii) held discussions with the respective managements of the Company and Starlight concerning the businesses, past and current operations and financial condition of both the Company and Starlight and also the future prospects of the Company upon receipt of the Starlight investment, including discussions with the managements of the Company and Starlight concerning their views regarding the strategic rationale for the investment;
(iii) reviewed the financial terms and conditions set forth in the Agreement and Debt Conversion of certain outstanding debts owed by the Company to Common Stock by current principal shareholders;
 (iv)  reviewed the stock price and trading history of Company
       Common Stock;
  (v) prepared an analysis of the financial impact of the intended investment by Starlight to the Company;
 (vi) participated in discussions and negotiations among representatives of the Company and Starlight and their financial and legal advisors; and
(vii) made such other studies and inquiries, and reviewed such other data, as we deemed relevant and we relied on accuracy and genuineness of documents presented to us by the managements of Cosmo and Starlight.

--------------------------------------------------------------------------------

2 Rector Street, 13(th) Floor, New York, New York 10006
                                         Tel: (212) 333-4545 Fax: (212) 233-1655

     In our review and analysis, and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us (including information furnished to us orally or otherwise discussed with us by the managements of the Company and Starlight) or publicly available and have neither attempted to verify, or assumed responsibility for verifying, any of such information. We have relied upon the assurances of the Company's management that it is not aware of any facts that would make such information inaccurate or misleading. Furthermore, we did not obtain or make, or assume any responsibility for obtaining or making, any independent evaluation or appraisal of the properties, assets or liabilities (contingent or otherwise) of the Company or Starlight, nor were we furnished with any such evaluation or appraisal. In addition, we have assumed that the historical financial statements of the Company reviewed by us have been prepared and fairly presented in accordance with U.S. GAAP consistently applied.

     This opinion is necessarily based upon market, economic and other conditions as in effect on, and information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we disclaim any undertaking or obligation to advise any person of any change in any matter affecting this opinion which may come or be brought to our attention after the date of this opinion. Our opinion is limited to the fairness, from a financial point of view and as to the date hereof to the Holders of Company Common Stock of the intended investment by Starlight. We do not express any opinion as to (i) the value of any employee agreement or other arrangement entered into in connection with the intended Starlight investment, (ii) any tax or other consequences that might result from the intended Starlight investment or (iii) what the value of the Company Common Stock will be when and if Starlight exercises its conversion rights or the price at which the shares may be traded in the future. Our opinion does not address the relative merits of the intended Starlight investment and the other business strategies that the Company's Board of Directors has considered or may be considering, nor does it address the decision of the Company's Board of Directors to proceed with the intended Starlight investment.

     We have been paid a fee for the delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of our engagement. We have provided certain investment banking services independent of the instant transaction to Starlight for which we have been paid fees. We have not and will not express any opinion to Starlight or any officers, director of shareholder thereof.

     Our opinion expressed herein is provided for the information of the Board of Directors of the Company in connection with its evaluation of the intended Starlight investment. Our opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote, or take any other action, with respect to the intended Starlight investment. Except as may have otherwise been agreed by us in writing, this opinion may not be summarized, described or referred to or furnished to any party except with our express prior written consent.

     Based upon and subject to the foregoing considerations, it is our opinion that, as of the date hereof, the intended Starlight investment is fair to the Holders of Company Stock from a financial point of view.

                                       Very truly yours,

                                       /s/ PACIFIC CONTINENTAL SECURITIES
                                       CORPORATION
                                       -----------------------------------------

                                       Pacific Continental Securities
                                       Corporation

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------


                                   PROXY CARD
                        PLEASE DATE, SIGN AND MAIL YOUR
                       PROXY CARD BACK SOON AS POSSIBLE!




                        SPECIAL MEETING OF STOCKHOLDERS
                        COSMO COMMUNICATIONS CORPORATION
                                 JUNE 19, 2001




                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------
  [x] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE







                  1. Approval of the proposed amendment to the Articles of Incorporation to increase the authorized number of common stock from 4,000,000 to 50,000,000.

                                FOR            AGAINST             ABSTAIN

                                [ ]              [ ]                  [ ]

                  2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no discretion is given, this proxy will be voted FOR the Proposal.


                           RECEIPT OF NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DATED JUNE 7, 2001 IS HEREBY ACKNOWLEDGED.


                           PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST COMPANY USING THE ENCLOSED PRE-PAID ENVELOPE. Facsimile copies of the proxy properly completed and duly executed, will be accepted at (718) 234-2287. If you have any questions, please call American Stock Transfer & Trust Company at (718) 921-8200.


Signature(s)                    Dated:
            ------------------          ---------------------------------------

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.